MFS(R) Emerging Markets Equity Fund

                      Supplement to the Current Prospectus

Effective immediately the Portfolio Manager section of the Prospectus is hereby restated as follows:

Portfolio Manager

Information regarding the portfolio manager of the fund is set forth below.

Portfolio Manager                  Primary Role            Since     Title and Five Year History
Nicholas D. Smithie              Portfolio Manager         2002      Vice President of MFS;  employed in the investment
                                                                     management area of MFS since 1998.


                  The date of this Supplement is May 1, 2005.